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                                                                    EXHIBIT 24.1




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-51335) of PACCAR Financial Corp. and in the related Prospectus of our report dated February 4, 1994 with respect to the financial statements and schedule of PACCAR Financial Corp. included in this Annual Report (Form 10-K) for the year ended December 31, 1993.




                                                   /S/ Ernst & Young



Seattle, Washington
March 28, 1994





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